                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 22, 2005

                        ASPEN INSURANCE HOLDINGS LIMITED
                 (Exact name of registrant as specified in its charter)

            BERMUDA                  001-31909                NOT APPLICABLE
(State or other jurisdiction        (Commission                  (I.R.S.
      of incorporation)             File Number)            Identification No.)

                               VICTORIA HALL
                             11 VICTORIA STREET
                               HAMILTON HM 11
                                  BERMUDA
                  (Address of principal executive offices)
                                 (Zip Code)

      Registrant's telephone number, including area code: (441) 295-8201

                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

            We are filing an underwriting agreement in connection with the public offering of 6,450,000 of our ordinary shares by certain of our shareholders pursuant to a prospectus supplement that we filed with the
Securities and Exchange Commission (the "SEC") on March 24, 2005. The prospectus supplement relates to the prospectus included in a registration statement (File
No. 333-122571) (the "Registration Statement") filed on Form F-3 with the SEC on
February 4, 2005. The Registration Statement was declared effective on March 3,
2005. We hereby incorporate by reference the underwriting agreement into the
Registration Statement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
   (c)      Exhibits

            The following exhibit is filed as part of this report:

            1.1  Underwriting Agreement, dated March 22, 2005, among the
Company, the selling shareholders, Credit Suisse First Boston LLC and Deutsche
Bank Securities Inc., as representatives of the underwriters.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ASPEN INSURANCE HOLDINGS LIMITED
                                                        (Registrant)

Dated:  March 24 , 2005                    By: /s/ Julian Cusack
                                           ------------------------------------
                                           Name:  Julian Cusack
                                           Title:    Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO. DESCRIPTION
----------- -------------------------------------------------------------------
1.1         Underwriting Agreement, dated March 22, 2005, among the Company, the selling shareholders, Credit Suisse First Boston LLC and Deutsche
            Bank Securities Inc., as representatives of the underwriters.